UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No._______)
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CAPITAL TRUST, INC.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice of Meeting and Internet Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 24, 2011. Meeting Information CAPITAL TRUST, INC. Meeting Type: Annual Meeting For holders as of close of business: April 29, 2011 Date: June 24, 2011 Time: 10:00 AM EDT Location: The Offices of Paul, Hastings, Janofsky & Walker, LLP 75 East 55th Street New York, NY 10022 You are receiving this communication because you hold shares in the above named company. CAPITAL TRUST, INC. 410 PARK AVENUE, 14TH FLOOR This is not a ballot. You cannot use this notice to vote NEW YORK, NY 10022 these shares. This communication presents only an ATTN: GEOFFREY G. JERVIS overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. -P12648 See the reverse side of this notice to obtain M36218 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1.Annual Report 2. Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Authorize a Proxy to Vote By Internet: To authorize a proxy to vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and M36219-P12648 follow the instructions. Authorize a Proxy to Vote By Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Samuel Zell 05) Henry N. Nassau 02) Thomas E. Dobrowski 06) Stephen D. Plavin 03) Martin L. Edelman 07) Joshua A. Polan 04) Edward S. Hyman 08) Lynne B. Sagalyn The Board of Directors recommends you vote FOR the following proposals: 2. Approval and adoption of the Capital Trust, Inc. 2011 Long-Term Incentive Plan. 3. Approval of the Tax Benefit Preservation Rights Agreement. 4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. P12648 -M36220